EXHIBIT 10.11

EXECUTION VERSION

Dated January 14, 2025

PARTNERS GROUP BDC FINANCE I, LLC
as Borrower

PARTNERS GROUP REVOLVER POOLING BDC, LLC

as Borrower

STATE STREET BANK AND TRUST COMPANY
as Facility Agent

STATE STREET BANK AND TRUST COMPANY
as Collateral Agent

THE FINANCIAL INSTITUTIONS LISTED HEREIN
as Senior Lenders

NATWEST MARKETS PLC
as Arranger and a Lead Bank

STATE STREET BANK AND TRUST COMPANY
as Account Bank, Custodian and Collateral Administrator

and

PARTNERS GROUP LENDING FUND, LLC

as Parent

AMENDMENT AGREEMENT No. 2

Cadwalader, Wickersham & Taft LLP

100 Bishopsgate

London, EC2N 4AG

Tel: +44 (0) 20 7170 8700

Fax: +44 (0) 20 7170 8600

TABLE OF CONTENTS

		Page
1	DEFINITIONS AND INTERPRETATION	1
2	CONSENTS AND WAIVERS	2
3	AMENDMENTS	3
4	REFERENCES TO THE FINANCE DOCUMENTS	3
5	REPRESENTATIONS AND WARRANTIES	3
6	CONTINUING OBLIGATIONS AND NO PREJUDICE	3
7	INCORPORATION OF PROVISIONS FROM THE ORIGINAL FACILITY AGREEMENT	4

-i-

THIS AMENDMENT AGREEMENT No. 2 (this “Agreement”) is executed on January 14, 2025:

BETWEEN:

(1)	PARTNERS GROUP BDC FINANCE I, LLC, a Delaware limited liability company (“PG BDC Finance”) and PARTNERS GROUP REVOLVER POOLING BDC, LLC, a Delaware limited liability company (“PG BDC Revolver” and, collectively with PG BDC Finance, the “Borrowers” and each a “Borrower”);

(2)	STATE STREET BANK AND TRUST COMPANY, as facility agent (the “Facility Agent”);

(3)	STATE STREET BANK AND TRUST COMPANY, as the collateral agent for the benefit of the Secured Parties (the “Collateral Agent”);

(4)	THE FINANCIAL INSTITUTIONS listed in Part II of Schedule 1 (The Original Parties) of the Original Facility Agreement as lenders (the “Senior Lenders”);

(5)	NATWEST MARKETS PLC, as arranger (the “Arranger”) and a lead bank (a “Lead Bank”);

(6)	STATE STREET BANK AND TRUST COMPANY, as account bank, custodian and collateral administrator (respectively in such capacities, the “Account Bank”, the “Custodian” and the “Collateral Administrator”); and

(7)	PARTNERS GROUP LENDING FUND, LLC, a Delaware limited liability company, as parent (the “Parent”), collectively referred to as the “Parties” (or, individually, a “Party”).

WHEREAS:

(A)	The Parties entered into a facility agreement dated February 14, 2024 (as amended, restated and/or supplemented from time to time, the “Original Facility Agreement”).

(B)	The Parties wish to amend the Original Facility Agreement, subject to and in accordance with the requirements and restrictions set out in clause 40.1 (Required consents) of the Original Facility Agreement, in the manner set out below.

(C)	With effect from the date hereof (the “Amendment Effective Date”), the Original Facility Agreement shall be amended in accordance with the terms of this Agreement:

IT IS AGREED as follows:

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Amended Facility Agreement” means the Original Facility Agreement, as amended pursuant to and in accordance with the terms of this Agreement.

1.2	Interpretation

In this Agreement:

(a)	capitalised terms used and not otherwise defined herein shall have the meanings assigned to them in the Original Facility Agreement;

(b)	the principles of construction set out in clause 1.2 (Construction) of the Original Facility Agreement will have effect as if set out in this Agreement; and

(c)	the recitals hereto form part of this Agreement and shall have effect as if set out in full in the body of this Agreement and any reference to this Agreement includes the recitals hereto.

2	CONSENTS AND WAIVERS

2.1	Each of the Parties: (i) hereby consents (to the extent, if any, such consent is or may be required pursuant to the Original Facility Agreement) to the terms of this Agreement and the execution and delivery of this Agreement by the other Parties; and (ii) waives any notice required prior to or in connection with the amendments to the Original Facility Agreement.

2.2	Pursuant to clause 27.3 (Instructions) of the Original Facility Agreement, the Senior Lender hereby instructs the Facility Agent to (i) concur in amending the Original Facility Agreement on the terms set out in this Agreement and, in order to give effect thereto and to implement the same, forthwith to execute this Agreement and to execute and do, all such other deeds, instruments, acts or things as may be necessary or appropriate to carry out and to give effect to this Agreement and the amendment of the Original Facility Agreement and (ii) pursuant to clause 27.3(a) (Instructions) of the Original Facility Agreement, instruct the Collateral Agent to concur in amending the Original Facility Agreement on the terms set out in this Agreement and, in order to give effect thereto and to implement the same, forthwith to execute this Agreement and to execute and do, all such other deeds, instruments, acts or things as may be necessary or appropriate to carry out and to give effect to this Agreement and the amendment of the Original Facility Agreement.

2.3	Pursuant to the instruction from the Senior Lender in Clause 2.2 above and in accordance with clause 27.3(a) (Instructions) of the Original Facility Agreement, the Facility Agent hereby instructs the Collateral Agent to execute this Agreement.

2.4	The Parties hereto acknowledge and agree that (a) the Facility Agent is executing this Agreement pursuant to the instruction from Senior Lender set out in Clause 2.2 above and (b) the Collateral Agent is executing this Agreement pursuant to the instruction from the Facility Agent set out in Clause 2.3 above

2.5	Each of the Facility Agent and the Collateral Agent execute this Agreement in its capacity as facility agent and collateral agent, as applicable, in the exercise of the powers and authority conferred and vested in it under the Original Facility Agreement and the other Finance Documents. Each of the Facility Agent and the Collateral Agent will exercise its powers and authority under this Agreement in the manner provided for in the Finance Documents and, in so acting, shall have the protections, immunities, rights, powers, authorisations, indemnities and benefits conferred on it under and by the Finance Documents.

2.6	The Borrower hereby instructs the Account Bank, Custodian and Collateral Administrator to execute this Agreement.

3	AMENDMENTS

Each of the Parties hereby agrees that, on the Amendment Effective Date, the Original Facility Agreement shall be amended as follows (where underlined text is used herein only for the purposes of identification of inserted text and lined out text is used herein only for the purposes of identification of deleted text):

(a)	amending the definition of “Margin” set out in Clause 1.1 (Definitions):

“Margin” means in respect of Advances denominated in:

(a)	EUR, ~~2.55~~ 2.30 per cent. per annum;

(b)	GBP, ~~2.65~~ 2.30 per cent. per annum;

(c)	USD, ~~2.85~~ 2.40 per cent. per annum;

(d)	CAD, ~~3.15~~ 2.70 per cent. per annum;

(e)	AUD, ~~3.00~~ 2.70 per cent. per annum.

(b)	where the amendments made pursuant to this Deed would require a corresponding change to schedule 26 (Transaction Summary) to the Original Facility Agreement, that schedule 26 (Transaction Summary) shall be construed in accordance with and updated to reflect such amendments.

4	REFERENCES TO THE FINANCE DOCUMENTS

From (and including) the Amendment Effective Date any reference in any Finance Document to the “Facility Agreement” shall be construed as a reference to the Amended Facility Agreement (and this Agreement shall constitute a “Finance Document” for the purpose of such definition).

5	REPRESENTATIONS AND WARRANTIES

5.1	The Borrower hereby represents and warrants to the Parties hereto that, as of the date hereof, (i) no Event of Default has occurred and is continuing; and (ii) the representations and warranties of the Borrower contained in the Original Facility Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

5.2	The Parent hereby represents and warrants to the Parties hereto that, as of the date hereof, (i) no Event of Default has occurred and is continuing; and (ii) the representations and warranties of the Borrower contained in the Original Facility Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

6	CONTINUING OBLIGATIONS AND NO PREJUDICE

Each of the Parties hereto hereby agrees that:

(a)	the provisions of the Finance Documents shall, save as amended pursuant to this Agreement, continue in full force and effect;

(b)	the Original Facility Agreement shall be read and construed as one document with this Agreement;

(c)	any references in the Finance Documents to the provisions of the Original Facility Agreement shall be construed to mean the provisions of the Amended Facility Agreement;

(d)	the security granted pursuant to the Security Documents shall continue in full force and effect as continuing security for the payment of all Secured Liabilities and, for the avoidance of doubt, has not been discharged, diminished and/or replaced in any way by the amendment of the Original Facility Agreement pursuant to this Agreement;

(e)	except as provided herein, this Agreement shall not affect any rights or obligations of any of the Parties which have arisen or accrued under the provisions of any of the Finance Documents prior to the Amendment Effective Date and such rights and obligations are not in any way prejudiced by the provisions of this Agreement; and

(f)	except as provided herein, the provisions of this Agreement shall not be interpreted as a waiver of any rights or obligations of any of the Parties which have arisen or accrued under the provisions of any of the Finance Documents prior to the Amendment Effective Date.

7	INCORPORATION OF PROVISIONS FROM THE ORIGINAL FACILITY AGREEMENT

The provisions of clauses 21.18 (Further Assurances), 36 (Notices), 38 (Partial Invalidity) 39 (Remedies and Waivers), 41 (Confidential Information), 44 (Counterparts), 45 (Integration), 46 (Third Party Beneficiaries), 47 (Governing Law), 48 (Enforcement), 49 (Limited Recourse and Non-Petition), and 50 (Contractual Recognition of Bail-In) of the Original Facility Agreement will have effect as if set out in full in this Agreement mutatis mutandis.

This Agreement has been executed and takes effect on the date first above written.

SIGNATORIES

BORROWERS

Signed by

PARTNERS GROUP BDC FINANCE I, LLC

Authorised Signatory:	/s/ Brian Igoe

Name: Brian Igoe, Regional Team Head Structuring

Authorised Signatory:	/s/ Bradley eggers

Name: Bradley Eggers, Lead Product Manager

PARTNERS GROUP REVOLVER POOLING BDC, LLC

Authorised Signatory:	/s/ Brian Igoe

Name: Brian Igoe, Regional Team Head Structuring

Authorised Signatory:	/s/ Bradley Eggers

Name: Bradley Eggers, Lead Product Manager

NWM_PG BDC – Signature Page to the Amendment Agreement No.2

FACILITY AGENT

SIGNED for and on behalf of

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Brian Peterson

Name: Brain Peterson

Title: Vice President

NWM_PG BDC – Signature Page to the Amendment Agreement No.2

COLLATERAL AGENT

SIGNED for and on behalf of

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Brian Peterson

Name: Brian Peterson

Title: Vice President

NWM_PG BDC – Signature Page to the Amendment Agreement No.2

ARRANGER, ORIGINAL SENIOR LENDER AND LEAD BANK

Executed by and on behalf of

NATWEST MARKETS PLC

By:	/s/ Etienne Pecnard

Name: Etienne Pecnard

Title: Authorised Signatory

NWM_PG BDC – Signature Page to the Amendment Agreement No.2

ACCOUNT BANK, CUSTODIAN AND COLLATERAL ADMINISTRATOR

SIGNED for and on behalf of

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Brian Peterson

Name: Brian Peterson

Title: Vice President

NWM_PG BDC – Signature Page to the Amendment Agreement No.2

PARENT

Signed by

PARTNERS GROUP LENDING FUND, LLC

Authorised Signatory:	/s/ Brian Igoe

Name: Brian Igoe, Director

Authorised Signatory:	/s/ Bradley Eggers

Name: Bradley Eggers, Lead Product Manager

NWM_PG BDC – Signature Page to the Amendment Agreement No.2